Filed pursuant to Rule 497(e)
Registration Nos. 333-133691; 811-21897

THE ROXBURY FUNDS (the “Trust”)

Hood River Small-Cap Growth Fund
Mar Vista Strategic Growth Fund

Supplement dated April 13, 2016 to the Prospectus dated November 1, 2015

This supplement provides new and additional information beyond that contained in the Prospectus. It should be retained and read in conjunction with the Prospectus.

Special Meeting of Shareholders to Elect Trustees

The Board of Trustees of the Trust has determined to increase the size of the Board to four Trustees and to hold a special meeting of shareholders in the second quarter of 2016 to elect four nominees to serve as Trustees of the Trust.  Prior to the meeting, shareholders entitled to vote at the special meeting will receive proxy materials discussing this proposal in greater detail.

Change in Service Providers and Officers

The Board of Trustees has approved the retention of new service providers for the Trust, on behalf of the Hood River Small-Cap Growth Fund and the Mar Vista Strategic Growth Fund (together, the “Funds”).  On or about July 1, 2016 (the “Conversion Date”), U.S. Bancorp Fund Services, LLC (“USBFS”) will serve as Administrator, Fund Accountant and Transfer Agent to the Trust, U.S. Bank N.A. will serve as Custodian to the Trust and Quasar Distributors LLC will serve as Distributor of the Trust.  In addition, the Board approved the termination of the administration agreement with Roxbury Capital Management, LLC (“Roxbury”) effective as of the Conversion Date because such services will be provided by USBFS and its affiliates.  The Board also approved the retention of Vigilant Compliance, LLC (“Vigilant”) to provide compliance and secretarial services to the Trust effective as of the Conversion Date.  The Board also approved representatives of USBFS and Vigilant to serve as officers of the Trust effective as of the Conversion Date when the employees of Roxbury will resign from their positions with the Trust.

Trust Name Change

The Board approved the change of the name of the Trust from “The Roxbury Funds” to “Manager Directed Portfolios” effective as of the Conversion Date.  The names of the Funds will not change.

Please retain this supplement for future reference